UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2010

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA  98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

    On January 28, 2010, the Federal Home Loan Bank of Seattle ("Seattle Bank") issued a letter to its members informing them of the Seattle Bank's capital stock activity and new membership for the fourth quarter of 2009 and for the year ended December 31, 2009. A copy of the Member News is attached as Exhibit 99.1 to this Item 2.02.

Item 9.01.  Financial Statements and Exhibits

      (d)    Exhibits

       99.1    Federal Home Loan Bank of Seattle Member News dated January 28, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

January 28, 2010	By:	/s/ Christina J. Gehrke
Christina J. Gehrke
Sr. Vice President, Chief Accounting and Administrative Officer and Corporate Secretary

Exhibits

   99.1    Federal Home Loan Bank of Seattle Member News dated January 28, 2010